OTHER RECEIVABLES	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
GNQ INSILICO INC [Member]
Restructuring Cost and Reserve [Line Items]
OTHER RECEIVABLES

6.	Other Receivables

Other receivables are comprised of the following:

	March 31, 2026	December 31, 2025
Vendor receivable	$-	$29,120
Employee receivables	1,322	678
Total	$1,322	$29,798

Employee receivables represent amounts advanced to employee or reclassified from accounts payable in respect of employee expense settlements. These amounts are non-interest bearing and are expected to be settled against future expense reimbursements in the normal course.

As at December 31, 2025, the vendor overpayment receivable of $29,120 represented an overpayment made to a third-party service provider in connection with an invoice discrepancy identified during the year. During the three months ended March 31, 2026, the Company received full repayment of this amount, and accordingly, no vendor receivable balance remains outstanding as at March 31, 2026.

4.	Other Receivables

Other receivables are comprised of the following:

	2025	2024
Vendor receivable	$29,120	-
Employee receivables	678	-
Total	$29,798	-

As at December 31, 2025, the vendor overpayment receivable of $29,120 represented an overpayment made to a third-party service provider in connection with an invoice discrepancy identified during the year. The amount was received as a cash refund subsequent to year-end and has been fully recovered.

Employee receivables represent amounts advanced to employees or reclassified from accounts payable in respect of employee expense settlements. These amounts are non-interest bearing and are expected to be settled against future expense reimbursements in the normal course.